UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 22, 2008

CSK Auto Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

645 E. Missouri Ave., Suite 400, Phoenix, Arizona		85012
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-265-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Governmental Investigation

CSK Auto Corporation (the "Company") received notification from the Staff of the Pacific Regional Office (the "Staff") of the Securities and Exchange Commission (the "Commission") on May 1, 2008 relating to a previously disclosed investigation that was prompted by matters that had been raised by the Company’s internal audit and accounting personnel in late 2005 and early 2006. The notification, commonly referred to as a "Wells Notice," indicates that the Staff is considering recommending to the Commission that the Commission bring an enforcement action against the Company alleging that it violated certain provisions of the federal securities laws, including Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. As previously announced, during 2006, the Company’s Audit Committee, with the assistance of its own independent counsel and a separate accounting firm, conducted a seven-month investigation into the Company’s historical accounting practices that resulted in senior officer and finance management personnel departures and the development and implementation of numerous remedial actions.

Under applicable procedures, before the Staff can make a formal recommendation regarding what action, if any, should be taken by the Commission, the Company has the opportunity to make (and it plans to make) a written submission outlining why it believes an enforcement action should not be instituted. If the Staff ultimately makes an enforcement recommendation to the Commission, the Company’s submission will be forwarded to the Commission for purposes of the Commission’s consideration before making a final determination on the matter. As previously disclosed, the Company has been cooperating with the Staff and the Commission since the Company first publicly disclosed these matters in 2006, and it continues to do so.

Securities Class Action Litigation

At a hearing on April 22, 2008, the United States District Court for the District of Arizona granted preliminary approval to the previously announced agreement in principle to settle the securities class action pending against the Company entitled Communication Workers of America Plan for Employees Pension and Death Benefits v. CSK Auto Corporation, et al. The escrow account provided for under the agreement in principle has been fully funded and a hearing on the final approval of the settlement is scheduled for July 1, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

May 13, 2008	By:	Randi Val Morrison

Name: Randi Val Morrison
Title: Senior Vice President, General Counsel and Secretary